U.S. SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):  December 11,
1996

     INTERNATIONAL SEMICONDUCTOR CORP.
_________________________________________________________________
     (Exact name of small business issuer as specified in its charter)

          Nevada                                  13-3432594
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification No.)

2950 31st Street, Suite 240, Santa Monica, California    90405
(Address of principal executive offices)              (Zip Code)

     (310) 425-2376
(Issuer's telephone number, including area code)

                                     N/A
(Former name, former address and former fiscal year, if changed since last report)


ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

On February 5, 1997, the Company concluded a placement of 90,909 shares of its common stock, in exchange for an investment of $50,000. There were no conditions.


     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1997              /s/  Robert M. Terry
                                       Robert M. Terry, President


                                           /s/ Jerome Saver
                                Jerome Saver, Chief Financial
                                        Officer